                                                                    EXHIBIT 99.1


                              (FIRST HEALTH LOGO)


                                   IMPORTANT

                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.


                                 PROXY VOTING

  YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.
             See the reverse side of this sheet for instructions.
   IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF
          THIS PROXY, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                          Illinois Stock Transfer Co.
                     209 West Jackson Boulevard, Suite 903
                            Chicago, Illinois 60606

                            DETACH PROXY CARD HERE
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
(continued from other side)                                             COMMON         |
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.         |
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER           |
AGREEMENT AND FOR THE AUTHORIZATION OF THE PROXY HOLDERS TO VOTE TO ADJOURN OR         |
POSTPONE THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL VOTES FOR        |
ADOPTION OF THE MERGER AGREEMENT.                                                      |
                                                                                       |
                                                                                       |                IMPORTANT
                                                                                       |
                                                                                       |        THE PROMPT RETURN OF PROXIES
                                                                                       |        WILL SAVE THE CORPORATION THE
                                Signed:                                                |        EXPENSE OF FURTHER REQUESTS FOR
                                       ----------------------------------------        |        PROXIES TO ENSURE A QUORUM AT
                                                                                       |        THE MEETING. A SELF-ADDRESSED,
                                       ----------------------------------------        |        POSTAGE-PREPAID ENVELOPE IS
                                                                                       |        ENCLOSED FOR YOUR CONVENIENCE.
                                                                                       |
                                Dated:                        , 2004                   |
                                      ------------------------                         |
                                (Please sign proxy as name appears thereon.            |
                                Joint owners should each sign personally.              |
                                Trustees and others signing in a representative        |
                                capacity should indicate the capacity in which         |
                                they sign.)                                            |

                                TO VOTE BY MAIL

   To vote by mail, complete both sides, sign and date the proxy card below.
         Detach the card below and return it in the envelope provided.


                             TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.       Read the accompanying Proxy Statement.

2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be submitted prior to __________________ at _____ P.M. Central Time. Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.


    IF YOU VOTE BY TELEPHONE PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.


                              TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.       Read the accompanying Proxy Statement.

2. Visit our Internet voting Site at HTTP://WWW.EPROXYVOTE.COM/IST-HLCCM/ and follow the instruction on the screen.

3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be submitted prior to __________________ at _____ P.M. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST
BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET
PROVIDER FOR FURTHER INFORMATION.


    IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.


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
                          |                             FIRST HEALTH GROUP CORP.                                            COMMON
                          |                            This Proxy is solicited on                            (Please sign and date
                          |                         behalf of the Board of Directors                              on reverse side)
                          |
                          |         JAMES C. SMITH, RONALD H. GALOWICH and JOSEPH E. WHITTERS and each of them, are hereby
                          |         constituted and appointed the lawful attorneys and proxies of the undersigned, with full
                          |         power of substitution, to vote and act as proxy with respect to all shares of common stock,
                          |         $.01 par value, of FIRST HEALTH GROUP CORP. (the "Company") standing in the name of the
                          |         undersigned on the books of the Company at the close of business on _______________ 2004, at
                          |         the Special Meeting of Stockholders to be held at __________________________________
                          |         _______________________, at _____ a.m., local time, on ____________, 2004, and at any
                          |         postponements or adjournments thereof, as follows.
                          |
                          |         (1)      ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 13, 2004, BY AND
                          |                  AMONG COVENTRY HEALTH CARE, INC., COVENTRY MERGER SUB INC. AND FIRST HEALTH GROUP
                          |                  CORP., AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT / PROSPECTUS.
                          |
                          |                                         [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
                          |
                          |         (2)      AUTHORIZATION OF THE PROXY HOLDERS TO VOTE TO ADJOURN OR POSTPONE THE SPECIAL
                          |                  MEETING OF STOCKHOLDERS, IN THEIR SOLE DISCRETION, FOR THE PURPOSE OF SOLICITING
                          |                  ADDITIONAL VOTES FOR PROPOSAL 1.
                          |
                          |                                         [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
                          |
                          |         (3)      In their discretion, the proxies are authorized to vote upon such other business as
                          |                  may properly come before the meeting and any postponements or adjournments thereof.
                          |
                          |         The Board of Directors recommends a vote FOR proposals 1 and 2.
                          |
                          |                                                             (Continued and to be signed on other side)

                              (FIRST HEALTH LOGO)


                                   IMPORTANT

                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.







                            DETACH PROXY CARD HERE
-------------------------------------------------------------------------------

                     (continued from other side)                         401(K)        |
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.         |
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER           |
AGREEMENT AND FOR THE AUTHORIZATION OF THE PROXY HOLDERS TO VOTE TO ADJOURN OR         |
POSTPONE THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL VOTES FOR        |
ADOPTION OF THE MERGER AGREEMENT.                                                      |
                                                                                       |
                                                                                       |                IMPORTANT
                                                                                       |
                                                                                       |        THE PROMPT RETURN OF PROXIES
                                                                                       |        WILL SAVE THE CORPORATION THE
                                Signed:                                                |        EXPENSE OF FURTHER REQUESTS FOR
                                       ----------------------------------------        |        PROXIES TO ENSURE A QUORUM AT
                                                                                       |        THE MEETING. A SELF-ADDRESSED,
                                       ----------------------------------------        |        POSTAGE-PREPAID ENVELOPE IS
                                                                                       |        ENCLOSED FOR YOUR CONVENIENCE.
                                                                                       |
                                Dated:                        , 2004                   |
                                      ------------------------                         |
                                (Please sign proxy as name appears thereon.            |
                                Joint owners should each sign personally.              |
                                Trustees and others signing in a representative        |
                                capacity should indicate the capacity in which         |
                                they sign.)                                            |

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
                         |                              FIRST HEALTH GROUP CORP.                                            401(K)
                         |                             This Proxy is solicited on                            (Please sign and date
                         |                          behalf of the Board of Directors                              on reverse side)
                         |
                         |          JAMES C. SMITH, RONALD H. GALOWICH and JOSEPH E. WHITTERS and each of them, are hereby
                         |          constituted and appointed the lawful attorneys and proxies of the undersigned, with full
                         |          power of substitution, to vote and act as proxy with respect to all shares of common stock,
                         |          $.01 par value, of FIRST HEALTH GROUP CORP. (the "Company") standing in the name of the
                         |          undersigned on the books of the Company at the close of business on _______________ 2004, at
                         |          the Special Meeting of Stockholders to be held at __________________________________
                         |          _______________________, at _____ a.m., local time, on ____________, 2004, and at any
                         |          postponements or adjournments thereof, as follows.
                         |
                         |          (1)      ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 13, 2004, BY AND
                         |                   AMONG COVENTRY HEALTH CARE, INC., COVENTRY MERGER SUB INC. AND FIRST HEALTH GROUP
                         |                   CORP., AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT / PROSPECTUS.
                         |
                         |                                          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
                         |
                         |          (2)      AUTHORIZATION OF THE PROXY HOLDERS TO VOTE TO ADJOURN OR POSTPONE THE SPECIAL
                         |                   MEETING OF STOCKHOLDERS, IN THEIR SOLE DISCRETION, FOR THE PURPOSE OF SOLICITING
                         |                   ADDITIONAL VOTES FOR PROPOSAL 1.
                         |
                         |                                          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
                         |
                         |          (3)      In their discretion, the proxies are authorized to vote upon such other business as
                         |                   may properly come before the meeting and any postponements or adjournments thereof.
                         |
                         |          The Board of Directors recommends a vote FOR proposals 1 and 2.
                         |
                         |                                                              (Continued and to be signed on other side)
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